UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2004
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                           Ibis Technology Corporation
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             (Exact name of registrant as specified in its charter)






Massachusetts                       0-23150              04-2987600
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(State or other jurisdiction        (Commission          (IRS Employer
of incorporation)                   File Number)         Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 99.1: Press Release dated April 21, 2004


ITEM 9. REGULATION FD DISCLOSURE

On April 21, 2004, Ibis Technology Corporation announced its financial results for the three months ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 attached hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, Ibis Technology Corporation announced its financial results for the three months ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 attached hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBIS TECHNOLOGY CORPORATION
                                       ---------------------------


Date:  April 21, 2004                 /s/Thomas F. Lacey
                                 -----------------------------------------------
                                       Thomas F. Lacey, Controller and Principal
                                       Financial Officer







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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
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99.1                       Press Release Announcing First Quarter 2004 Results




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